                                                                    Exhibit 10.8
                            SHARE EXCHANGE AGREEMENT
                            ------------------------


          MEMORANDUM OF AGREEMENT made as of the 31st day of December, 1996.

AMONG:

                    ENTRUST TECHNOLOGIES INC.,
                    a corporation existing under the
                    laws of the State of Maryland

                    (hereinafter referred to as "Entrust"),


                                              OF THE FIRST PART,

                                    - and -

                    ENTRUST TECHNOLOGIES LIMITED,
                    a corporation existing under the laws of the Province of Ontario,

                    (hereinafter referred to as the "Corporation"),

                                              OF THE SECOND PART,

                                    - and -

                    NORTHERN TELECOM LIMITED,
                    a corporation existing under the laws of Canada, and the holder of non-voting exchangeable shares in the capital of the Corporation,

                    (hereinafter referred to as "Nortel"),

                                              OF THE THIRD PART.


          WHEREAS the parties agree that Entrust is to grant to and in favour of Nortel and such other holders (other than Entrust) from time to time of exchangeable non-voting shares in the capital of the Corporation (the "Exchangeable Shares") the right, in the circumstances set forth herein, to require Entrust to purchase from each such holder, as the case may be, all or any part of the Exchangeable Shares held by such holder;

          NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

                                   ARTICLE 1

                         DEFINITIONS AND INTERPRETATION
                         ------------------------------

1.1       DEFINITIONS.  In this Agreement, the following terms shall have the
          -----------
following meanings and all other capitalized words and expressions used but not otherwise defined herein shall have the meanings ascribed to such words and expressions in the rights, restrictions, privileges and conditions set forth in the provisions attaching to the Exchangeable Shares, unless the context requires otherwise:

          "AUTOMATIC EXCHANGE RIGHTS" means the benefit of the obligation of Entrust to effect the automatic exchange of Entrust Common Shares for Exchangeable Shares pursuant to subsection 2.11(b) hereof.

          "CALL RIGHTS" means collectively the Liquidation Call Right, the Redemption Call Right and the Retraction Call Right.

          "DEFAULT EVENT" means any failure, other than by reason of an Insolvency Event, of the Corporation to perform any of its obligations pursuant to the Exchangeable Share Provisions including, without limitation, its obligation to redeem any Retracted Shares.

          "ENTRUST COMMON SHARES" means the shares of common stock, par value U.S. $0.01 per share, in the capital of Entrust.

          "ENTRUST SUCCESSOR" has the meaning ascribed thereto in subsection 3.1(a) hereof.

          "EXCHANGE RIGHT" has the meaning ascribed thereto in section 2.1 hereof.

          "EXCHANGEABLE SHARE PROVISIONS" means the rights, privileges, restrictions and conditions set forth in the provisions attaching to the Exchangeable Shares.

          "EXCHANGEABLE SHARES" has the meaning ascribed thereto in the recitals hereto.

          "HOLDERS" means the registered holders from time to time of

Exchangeable Shares including, without limitation, Nortel but excluding Entrust.

          "INSOLVENCY EVENT" means the institution by the Corporation of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound up, or the consent of the Corporation to the institution of bankruptcy, insolvency, dissolution or winding up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors' Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by the Corporation to contest in good faith any such proceedings commenced in respect of the Corporation within 15 days of becoming aware thereof, or the consent by the Corporation to the filing of any such petition or to the appointment of a receiver, or the making by the Corporation of a general assignment for the benefit of creditors, or the admission in writing by the Corporation of its inability to pay its debts generally as they become due, or the Corporation not being permitted, pursuant to solvency requirements of applicable law, to redeem any Retracted Shares pursuant to section 5.6 of the Exchangeable Share Provisions.

          "LIQUIDATION EVENT" has the meaning ascribed thereto in subsection 2.11(a) hereof.

          "LIQUIDATION EVENT EFFECTIVE DATE" has the meaning ascribed thereto in subsection 2.11(b) hereof.

          "OFFICER'S CERTIFICATE" means, with respect to Entrust or the Corporation, as the case may be, a certificate signed by any one of the Chairman of the Board, the President, any Vice-President or any other senior officer of Entrust or the Corporation, as the case may be.

          "PERSON" includes an individual, partnership, corporation, company, unincorporated syndicate or organization, trust, trustee, executor, administrator and other legal representative.

          "RETRACTED SHARES" has the meaning ascribed thereto in section 2.6 hereof.

          "SUPPORT AGREEMENT" means the support agreement made as of even date herewith between the Corporation and Entrust.

1.2       INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.  The division of this
          ---------------------------------------------
Agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.3       NUMBER, GENDER, ETC.  In this Agreement, words importing the singular
          --------------------
number only shall include the plural and vice versa, and words importing the use of any gender shall include all genders.

1.4       DATE FOR ANY ACTION.  If any date on which any action is required to
          -------------------
be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

1.5       WITHHOLDING OF TAX.  All amounts required to be paid, deposited or
          ------------------
delivered hereunder shall be paid, deposited or delivered after deduction of any amount required by applicable law to be deducted or withheld on account of tax and the deduction of such amounts and remittance to the applicable tax authorities shall, to the extent thereof, satisfy such requirement to pay, deposit or deliver hereunder.


                                   ARTICLE 2

                  EXCHANGE RIGHT AND AUTOMATIC EXCHANGE RIGHTS
                  --------------------------------------------

2.1       GRANT AND OWNERSHIP OF THE EXCHANGE RIGHT.  In consideration of the
          -----------------------------------------
granting of the Call Rights to Entrust, Entrust hereby grants to the Holders (a) the right (the "Exchange Right"), upon the occurrence and during the continuance of an Insolvency Event or a Default Event, to require Entrust to purchase from each Holder all or any part of the Exchangeable Shares held by such Holder, and
(b) the Automatic Exchange Rights, all in accordance with the provisions of this Agreement.

2.2       LEGENDED SHARE CERTIFICATES.  The Corporation shall cause each
          ---------------------------
certificate representing Exchangeable Shares to bear an appropriate legend notifying the Holders of:

     (a) the right to exercise the Exchange Right in respect of the Exchangeable Shares held by a Holder; and

     (b)  the Automatic Exchange Rights.

2.3       PURCHASE PRICE.  The purchase price payable by Entrust for each
          --------------
Exchangeable Share to be purchased by Entrust under the Exchange Right shall be an amount per share equal to (a) the Current Market Price multiplied by the Current Entrust Common Share Equivalent, in each case determined on the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right, which shall be satisfied in full in respect of the Exchangeable Shares in regard to which a Holder has exercised the Exchange Right by causing to be delivered to such Holder such whole number of Entrust Common Shares as is equal to the product obtained by multiplying the number of such Exchangeable Shares by the Current Entrust

Common Share Equivalent (together with an amount in lieu of any fractional Entrust Common Share resulting from such calculation payable in accordance with section 10.4 of the Exchangeable Share Provisions), plus (b) the aggregate of all dividends declared and unpaid on each such Exchangeable Share (provided that if the record date for any such declared and unpaid dividends occurs on or after the day of closing of such purchase and sale the purchase price shall not include such declared and unpaid dividends).

2.4       EXERCISE OF THE EXCHANGE RIGHT.  Subject to the terms and conditions
          ------------------------------
herein set forth, a Holder shall be entitled, upon the occurrence and during the continuance of an Insolvency Event or a Default Event, to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Holder on the books of the Corporation. To exercise the Exchange Right, the Holder shall deliver to Entrust, in person, by courier or by certified or registered mail, at its principal office or at such other place as Entrust may from time to time designate by written notice to the Holders, the certificates representing the Exchangeable Shares that such Holder desires Entrust to purchase pursuant to the Exchange Right, duly endorsed in blank, and accompanied by such other documents and instruments as Entrust may reasonably require together with:

     (a) a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating (i) that the Holder thereby exercises the Exchange Right so as to require Entrust to purchase from the Holder the number of Exchangeable Shares specified therein, (ii) that such Holder has good title to and owns all such Exchangeable Shares to be acquired by Entrust free and clear of all Liens, (iii) the names in which the certificates representing Entrust Common Shares issuable in connection with the exercise of the Exchange Right are to be issued, and (iv) the names and addresses of the persons to whom such new certificates should be delivered; and

     (b) payment (or evidence satisfactory to Entrust of payment) of the taxes (if any) payable as contemplated by section 2.7 of this Agreement.

If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to Entrust are to be purchased by Entrust under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the Holder at the expense of the Corporation.

2.5       DELIVERY OF ENTRUST COMMON SHARES: EFFECT OF EXERCISE.  Promptly after
          -----------------------------------------------------
receipt of the certificates, duly endorsed in blank, representing the Exchangeable Shares in respect of which the Exchange Right was exercised pursuant to section 2.4 (together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right (and payment of taxes, if any, or evidence thereof in accordance with section 2.4)), Entrust shall notify the Corporation of its receipt of the same and Entrust shall immediately thereafter deliver or cause to be delivered to the Holder of such Exchangeable Shares (or to such other persons, if any, properly designated by such Holder), the certificates for the number of Entrust Common Shares issuable in connection with the exercise of the Exchange Right, which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens, and cheques for the balance, if any, of the total purchase price therefor (or, if part of the purchase price consists of dividends payable in property, such property or property the same as or economically equivalent to such property). Immediately upon the exercise of the Exchange Right, as provided in section 2.4, the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred, and the Holder of such Exchangeable Shares shall be deemed to have transferred to Entrust all of its right, title and interest in and to such Exchangeable Shares and shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the purchase price therefor, unless the requisite number of Entrust Common Shares (together with a cheque for the balance, if any, of the purchase price therefor or, if part of the purchase price consists of dividends payable in property, such property or property the same as or economically equivalent to such property) is not allotted, issued and delivered by Entrust to such Holder (or to such other persons, if any, properly designated by such Holder) within five Business Days of the date of the exercise of the Exchange Right, in which case the rights of the Holder shall remain unaffected until such Entrust Common Shares are so allotted, issued and delivered by Entrust and any such cheque or property is so delivered and paid. Concurrently with such Holder ceasing to be a holder of Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the Entrust Common Shares delivered to it pursuant to the Exchange Right. The Board of Directors shall sanction or approve any transfer of Exchangeable Shares made pursuant to an exercise of the Exchange Right pursuant to the provisions hereof and such sanction or approval shall be effective as at the closing of the transaction of purchase and sale of Exchangeable Shares as provided in this section 2.5.

2.6       EXERCISE OF EXCHANGE RIGHT SUBSEQUENT TO RETRACTION.  In the event
          ---------------------------------------------------
that a Holder has exercised its right under Article 5 of the Exchangeable Share Provisions to require the Corporation to redeem any or all of the Exchangeable Shares held by the Holder (the "Retracted Shares") and is notified by the Corporation pursuant to section 5.6 of the Exchangeable Share Provisions that the Corporation is not permitted as a result of solvency requirements of applicable law to redeem all of such Retracted Shares, and provided that Entrust shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the retraction request shall constitute and shall be deemed to constitute an exercise of the Exchange Right with respect to those Retracted Shares that the Corporation is unable to redeem. In any such event, the Corporation hereby agrees with the Holder immediately to notify Entrust of such prohibition against the Corporation redeeming all of the Retracted Shares and immediately to forward or cause to be forwarded to Entrust all relevant materials delivered by the Holder to the Corporation (including without limitation a copy of the retraction request delivered pursuant to section 5.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares and Entrust shall thereupon purchase the Retracted Shares that the Corporation is not permitted to redeem in accordance with the provisions of this Article 2.

2.7       STAMP OR OTHER TRANSFER TAXES.  Upon any sale of Exchangeable Shares
          -----------------------------
to Entrust pursuant to the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing Entrust Common Shares to be delivered in connection with the payment of the purchase price therefor shall be issued in the name of the Holder of the Exchangeable Shares so sold or in such names as such Holder may otherwise direct in writing without charge to the Holder, provided, however, that such Holder (a) shall pay (and neither Entrust nor the Corporation shall be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Holder or
(b) shall establish to the satisfaction of Entrust and the Corporation that such taxes, if any, have been paid.

2.8       NOTICE OF INSOLVENCY EVENT OR DEFAULT EVENT.  Immediately upon the
          -------------------------------------------
occurrence of an Insolvency Event or a Default Event or any event that with the giving of notice or the passage of time or both would be an Insolvency Event or a Default Event, the Corporation and Entrust shall give written notice thereof to the Holders. Such notice shall describe the event that has occurred and shall specify that, pursuant to this Agreement, the Holders are currently entitled, or may become entitled at a later date, to exercise the Exchange Right.

2.9       QUALIFICATION OF ENTRUST COMMON SHARES.  Entrust shall use all
          --------------------------------------
reasonable efforts to obtain or have available exemptions from the registration and prospectus requirements of applicable Canadian and United States securities laws to permit the issuance of the Entrust Common Shares upon any exchange of the Exchangeable Shares for Entrust Common Shares pursuant to this agreement to the extent possible without registration or qualification with, or approval of, or the filing of any registration statement or prospectus or similar document with, any Canadian or United States securities authorities.

2.1       RESERVATION OF ENTRUST COMMON SHARES.  Entrust hereby represents and
          ------------------------------------
warrants that it has irrevocably reserved for issuance out of its authorized and unissued capital stock such number of Entrust Common Shares as is equal to the number of Exchangeable Shares outstanding at the date hereof and covenants that it will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of Entrust Common Shares (or other shares or securities into which Entrust Common Shares may be reclassified or changed) as is necessary to enable Entrust to perform its obligations pursuant to this Agreement.

2.11      AUTOMATIC EXCHANGE ON LIQUIDATION OF ENTRUST.
          --------------------------------------------

     (a) Entrust shall give the Holders notice of each of the following events (a "Liquidation Event") at the time set forth below:

          (i) in the event of any determination by the board of directors of Entrust to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Entrust or to effect any other distribution of assets of Entrust among its stockholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

          (ii) immediately, upon the earlier of (A) receipt by Entrust of notice of and (B) Entrust otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding up of Entrust or to effect any other distribution of assets of Entrust among its stockholders for the purpose of winding up its affairs.

Such notice shall describe the event that has occurred and shall specify that, pursuant to this Agreement, the occurrence of such event causes the Exchangeable Shares to be exchanged automatically for Entrust Common Shares.

     (b) In order that the Holders will be able to participate on a pro rata basis with the holders of Entrust Common Shares in the distribution of assets of Entrust in connection with a Liquidation Event, on the fifth Business Day prior to the effective date of a Liquidation Event (the "Liquidation Event Effective Date") all of the then outstanding Exchangeable Shares shall be automatically exchanged for Entrust Common Shares. To effect such automatic exchange, Entrust shall purchase each Exchangeable Share outstanding on the fifth Business Day prior to the Liquidation Event Effective Date and held by Holders, and each Holder shall sell the Exchangeable Shares held by it at such time, for a purchase price per share equal to (a) the Current Market Price multiplied by the Current Entrust Common Share Equivalent on such fifth Business Day prior to the Liquidation Event Effective Date, which shall be satisfied in full in respect of the Exchangeable Shares held by each Holder by Entrust issuing to such Holder such whole number of Entrust Common Shares as is equal to the product obtained by multiplying the number of such Exchangeable Shares by the Current Entrust Common Share Equivalent (together with an amount in lieu of any fractional Entrust Common Share resulting from such calculation payable in accordance with section 10.4 of the Exchangeable Share Provisions), plus (b) an additional amount equal to the aggregate of all dividends declared and unpaid on each such Exchangeable Share (provided that if the record date for any such declared and unpaid dividends occurs on or after the day of closing of such purchase and sale, the purchase price shall not include such additional amount equal to such declared and unpaid dividends). The Board of Directors shall sanction or approve any transfer of Exchangeable Shares made pursuant to the Automatic Exchange Rights and such sanction or approval shall be effective as of the fifth Business Day prior to the Liquidation Event Effective Date.

     (c) On the fifth Business Day prior to the Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for Entrust Common Shares shall be deemed to have occurred, and each Holder of Exchangeable Shares shall be deemed to have transferred to Entrust all of the Holder's right, title and interest in and to such Exchangeable Shares and shall cease to be a holder of Exchangeable Shares and Entrust shall issue to the Holder the Entrust Common Shares issuable upon the automatic exchange of Exchangeable Shares for Entrust Common Shares and shall deliver to the Holder a cheque for the balance, if any, of the purchase price for such Exchangeable Shares (or, if any part of the purchase price consists of dividends payable in property, such property or property that is the same as or economically equivalent to such property). Concurrently with such Holder ceasing to be a holder of Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the Entrust Common Shares issued to it pursuant to the automatic exchange of Exchangeable Shares for Entrust Common Shares and the certificates held by the Holder previously representing the Exchangeable Shares exchanged by the Holder with Entrust pursuant to such automatic exchange shall thereafter be deemed to represent the Entrust Common Shares issued to the Holder by Entrust pursuant to such automatic exchange. Upon the request of a Holder and the surrender by the Holder of Exchangeable Share certificates deemed to represent Entrust Common Shares, duly endorsed in blank and accompanied by such instruments of transfer as Entrust may reasonably require, Entrust shall deliver or cause to be delivered to the Holder certificates representing the Entrust Common Shares of which the Holder is the holder.


                                   ARTICLE 3

                               ENTRUST SUCCESSORS
                               ------------------

3.1       CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC.  Entrust shall
          ----------------------------------------------------
not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom, unless:

     (a) such other person or continuing corporation is a corporation (herein called the "Entrust Successors") incorporated under the laws of any state of the United States or the laws of Canada or any province thereof; and

     (b) Entrust Successor, by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction an agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Holders, acting reasonably, to evidence the assumption by Entrust Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Entrust Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Entrust under this Agreement.

3.2       VESTING OF POWERS IN SUCCESSOR.  Whenever the conditions of section
          ------------------------------
3.1 hereof have been duly observed and performed, the Holders, if required by section 3.1 hereof, Entrust Successor and the Corporation shall execute and deliver a supplemental agreement provided for in section 4.1 hereof and thereupon Entrust Successor shall possess and from time to time may exercise each and every right and power of Entrust under this Agreement in the name of Entrust or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the board of directors of Entrust or any officers of Entrust may be done and performed with like force and effect by the directors or officers of such Entrust Successors.

3.3       WHOLLY-OWNED SUBSIDIARIES.  Nothing herein shall be construed as
          -------------------------
preventing the amalgamation or merger of any wholly-owned subsidiary of Entrust with or into Entrust.


                                   ARTICLE 4

                     AMENDMENTS AND SUPPLEMENTAL AGREEMENTS
                     --------------------------------------

4.1       AMENDMENTS, MODIFICATIONS, ETC.  Except as provided for in section
          -------------------------------
4.2, this Agreement may not be amended or modified except by an agreement in writing executed by the Corporation, Entrust and the Holders. From time to time the Corporation (when authorized by a resolution of the Board of Directors), Entrust (when authorized by a resolution of its board of directors) and the Holders may, subject to the provisions hereof, and they shall, when so directed by these presents, execute and deliver by their proper officers, agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for evidencing the succession of Entrust Successors to Entrust and the covenants of and obligations assumed by each such Entrust Successor in accordance with the provisions of Article 3.

4.2       CHANGES IN THE CAPITAL OF ENTRUST OR THE CORPORATION. Notwithstanding
          -----------------------------------------------------
section 4.1, at all times after the occurrence of any Entrust Common Share Reorganization or Capital Reorganization (as such terms are respectively defined in the Exchangeable Share Provisions) or other change in either the Entrust Common Shares or the Exchangeable Shares or both, this Agreement shall forthwith be deemed to have been amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Entrust Common Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver an agreement giving effect to and evidencing such necessary amendments and modifications.


                                   ARTICLE 5

                        TRANSFERS OF EXCHANGEABLE SHARES
                        --------------------------------

5.1       APPROVAL OF THE BOARD OF DIRECTORS.  Except for any transfers of
          ----------------------------------
Exchangeable Shares to Entrust or any of its Affiliates pursuant to the provisions hereof or the Exchangeable Share Provisions, the Holders shall not be entitled to transfer any Exchangeable Shares except as permitted pursuant to the articles of incorporation of the Corporation. Entrust and the Board of Directors shall not sanction any transfer of Exchangeable Shares (other than to Entrust or any of its Affiliates pursuant to the provisions hereof or the Exchangeable Share Provisions) unless, as a condition precedent to any such transfer of Exchangeable Shares, the transferee, if it is not a party to this Agreement, executes and delivers an agreement in form and containing terms satisfactory to Entrust and the Corporation, acting reasonably, whereby the transferee shall become a party hereto and shall agree to be bound by the provisions hereof as if the transferee was an original party hereto, and thereupon the transferee shall have the same rights, and shall be subject to the same obligations, as the transferor hereunder.

                                   ARTICLE 6

                                  TERMINATION
                                  -----------

6.1       TERM.
          ----

     (a) This Agreement, including the Exchange Right and the Automatic Exchange Rights, shall come into force and effect as at and from the date hereof and shall remain in force and effect until the earliest to occur of the following events, at which time this Agreement shall terminate:

          (i)   no outstanding Exchangeable Shares are held by any Holder; and

          (ii) each of the Holders, the Corporation and Entrust agree in writing to terminate this Agreement.

     (b) Notwithstanding anything herein to the contrary, the provisions of this Agreement shall no longer be applicable to any person (including, without limitation, any Seller) that ceases to be a registered holder of Exchangeable Shares and such person shall, upon ceasing to be a registered holder of Exchangeable Shares, be deemed to have ceased to be a party to this Agreement until, if applicable, such time as such person subsequently becomes a party to this Agreement by executing an agreement referred to in Section 5.1.


                                   ARTICLE 7

                                    GENERAL
                                    -------

7.1       SEVERABILITY.  If any provision of this Agreement is held to be
          ------------
invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions; provided, however, that if the provision or provisions so held to be invalid, in the reasonable judgment of the parties, is or are so fundamental to the intent of the parties and the operation of this Agreement that the enforcement of the other provisions hereof, in the absence of such invalid provision or provisions, would damage irreparably the intent of the parties in entering into this Agreement, the parties shall agree (i) to terminate this Agreement, or (ii) to amend or otherwise modify this Agreement so as to carry out the intent and purposes hereof and the transactions contemplated hereby.

7.2       INUREMENT.  Subject to the provisions of Article 6, this Agreement
          ---------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefits of the Holders.

7.3       NOTICE TO PARTIES.  All notices and other communications between the
          -----------------
parties shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for either such party as shall be specified in like notice):

          (a)  if to Entrust at:

               Entrust Technologies Inc.
               2 Constellation Crescent
               Nepean, Ontario
               K2G 5J9

               Attention:  President
               ---------------------

          (b)  if to the Corporation at:

               Entrust Technologies Limited
               2 Constellation Crescent
               Nepean, Ontario
               K2G 5J9

               Attention:  President
               ---------------------

          (c)  if to Nortel at:

               Northern Telecom Limited
               8200 Dixie Road
               Suite 100
               Brampton, Ontario
               L6T 5P6

               Attention:  Corporate Secretary
               -------------------------------

          (d) if to any other Holder, at such address or telecopy specified in a notice given by such Holder to the other parties hereto pursuant to the provisions of this section 7.3, failing which any notice required to be given to such Holder shall be given in accordance with the provisions of section 7.4

Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof unless such day is not a

Business Day or unless such notice or communication was not given during the normal business hours of the recipient on such day, in which case it shall be deemed to have been given and received upon the immediately following Business Day.

7.4       NOTICE TO HOLDERS.  If a Holder does not provide an address for
          -----------------
delivering a notice pursuant to subsection 7.3(f), any and all notices to be given and any documents to be sent to such Holder shall be given or sent to the address of such Holder shown at the relevant time on the register of Holders maintained by the Corporation.

7.5       RISK OF PAYMENTS BY POST.  Whenever payments are to be made or
          ------------------------
documents are to be sent to any Holder by Entrust or by the Corporation, or by such Holder to Entrust or the Corporation, the making of such payment or sending of such document sent through the post shall be at the risk of:

     (a)  Entrust, in the case of payments made or documents sent by Entrust;

     (b) the Corporation, in the case of payments made or documents sent by the Corporation; and

     (c) the Holder, in the case of payments made or documents sent by the Holder.

7.6       COUNTERPARTS.  This Agreement and any amendments or supplements
          ------------
thereto may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

7.7       JURISDICTION.  This Agreement shall be construed and enforced in
          ------------
accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

7.8       ATTORNMENT.  Entrust agrees that any action or proceeding arising
          ----------
out of or relating to this Agreement may be instituted in the courts of the Province of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and agrees not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints Entrust Technologies Limited, 2 Constellation Crescent, Nepean, Ontario K2G 5J9 as Entrust's attorney for service of process in Ontario.

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

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              ENTRUST TECHNOLOGIES INC.


                              by  /s/ John Ryan
                                  ------------------------------------
                                      President
                                  ------------------------------------



                              ENTRUST TECHNOLOGIES LIMITED


                              by  /s/ John Ryan
                                  ------------------------------------
                                      President
                                  ------------------------------------


                              NORTHERN TELECOM LIMITED


                              by  /s/ Peter W. Currie
                                  ------------------------------------

                                  /s/ David A. Archibald
                                  ------------------------------------

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